                                                                    EXHIBIT 10.1


                              FORBEARANCE AGREEMENT

         This Forbearance Agreement (this "AGREEMENT") is entered into this 30th day of August, 2001, by and among U.S. Diagnostic, Inc., a Delaware corporation ("USD"), and the borrowers named on the signature pages to this Agreement (the "BORROWERS" and together, with USD, the "BORROWER ENTITIES"), DVI Financial Services Inc. ("DVIFS") and DVI Business Credit Corporation ("DVIBC" and together with DVIFS, the "DVI ENTITIES").

                                    RECITALS

         A. Pursuant to certain documents, instruments, and agreements entered into by and among DVIFS and the Borrower Entities, DVIFS has extended certain financial accommodations to the Borrower Entities with a combined aggregate outstanding balance of remaining scheduled payments as of July 1, 2001 of $24,561,176.01 (such amount plus any late charges, fees and expenses due or to become due under the DVIFS Loan Documents shall be collectively referred to as the "DVIFS INDEBTEDNESS"), which is evidenced by various loans, leases, promissory notes, equipment schedules, security agreements and other agreements acknowledged by DVIFS and the Borrower Entities (as amended, restated, extended, modified or supplemented from time to time, the "DVIFS LOAN DOCUMENTS").

         B. Pursuant to the DVIFS Loan Documents, the Borrower Entities are obligated to make payments to DVIFS in the aggregate amount of $1,234,988.40 for the month of July, 2001 and $1,235,382.56 per month for each of the months of August and September, 2001 (collectively, the "REGULAR MONTHLY PAYMENTS"), in the manner set forth in those certain lock box documents (the "LOCK BOX AGREEMENT") among the Borrower Entities and DVIBC, on behalf of DVIFS, and DVIFS is entitled to withdraw from the Lock Box account established thereunder (the "LOCK BOX") the Regular Monthly Payments.

         C. There currently exist multiple defaults and events of default, and during the term of this Agreement, there may exist additional defaults or events of default (collectively, the "DEFAULTS") by the Borrower Entities under the DVIFS Loan Documents and under various loan and security agreements, promissory notes and other agreements by and among DVIBC and the Borrower Entities (as amended, restated, extended, modified or supplemented from time to time, the "DVIBC LOAN DOCUMENTS", and together with the DVIFS Loan Documents, the "LOAN DOCUMENTS").

         D. The Borrower Entities have requested that DVIFS forbear from withdrawing from the Lock Box any funds in excess of the aggregate amount of $600,000.00 per month for each of the months of July, August and September, 2001 and that the DVI Entities forbear from exercising their rights and remedies against the Borrower Entities with respect to the Defaults during the Forbearance Period (as hereinafter defined).

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each party hereto intending to be legally bound hereby, the parties hereby agree as follows:

         1. RECITALS. Each of the Recitals set forth above is true and correct and is incorporated herein by reference.

         2. FORBEARANCE. The DVI Entities shall each forbear from exercising its rights and remedies against Borrower Entities with respect to the Defaults for a period (the "FORBEARANCE PERIOD") commencing on the date hereof and ending on the close of business on the earliest to occur of:

                  a.       September 30, 2001; or

                  b.       The occurrence of an Event of Default hereunder.

         3. DVIBC PAYMENTS. During the term of this Agreement, the Borrower Entities shall pay or cause to be paid to DVIBC in accordance with the procedures set forth in the Lock Box Agreement their proportionate shares of the amounts due to DVIBC in accordance with the DVIBC Loan Documents.

         4. DVIFS PAYMENTS. During the term of this Agreement, the Borrower Entities shall pay or cause to be paid to DVIFS in accordance with the procedures set forth in the Lock Box Agreement each of their proportionate shares of the aggregate outstanding amounts due on the Loans for the months of July, August and September, 2001 as follows (collectively, the "FORBEARANCE PAYMENTS"):

         August 1, 2001                $300,000, receipt of which is hereby
                                       acknowledged

         August 8, 2001                $150,000, receipt of which is hereby
                                       acknowledged

         August 15, 2001               $150,000, receipt of which is hereby
                                       acknowledged

         August 22, 2001               $150,000, receipt of which is hereby
                                       acknowledged

         August 29, 2001               $150,000

         September 5, 2001             $150,000

         September 12, 2001            $150,000

         September 19, 2001            $150,000

         September 26, 2001            $150,000

                  The Borrower Entities shall pay DVIFS an amount equal to the difference between the Forbearance Payments actually made and the Regular Monthly Payments that should have been made had this Agreement not been entered into (the "FORBEARANCE AMOUNT") in accordance with the terms of a restructuring of the DVIFS Indebtedness to be effectuated on or before the expiration of the Forbearance Period. In the event the restructuring fails to occur by such date, the Forbearance Amount shall be paid no later than ninety (90) days from the expiration of the Forbearance Period, unless paid earlier. During the term of this Agreement, and during the aforementioned ninety (90) day period, the Forbearance Amount shall continue to accrue interest at the applicable non-default contract rate as provided in the respective DVIFS Loan Documents.

         5. ADDITIONAL PAYMENTS. In addition to the foregoing payments, each of the Borrower Entities shall remit to DVIFS on or before October 30, 2001, in the manner provided in the Lock Box Agreement, an amount equal to its aggregate Excess Cash Flow (as defined below) for the period July 1, 2001 through September 30, 2001 not to exceed the balance of the Forbearance Amount. Such payment shall be applied to the Forbearance Amount. As used herein "EXCESS CASH FLOW" shall mean for any given period an amount equal to: (a) the Borrower Entities' consolidated net income, plus depreciation expense, plus amortization expense for such period, less (b) principal and interest payments made by the Borrower Entities in the ordinary course of business for such period.

         6. NO WAIVER. Except as expressly provided herein to the contrary, each of the Borrower Entities hereby acknowledges and agrees that effective as of the date hereof, any implied waiver by any of the DVI Entities of any obligation or covenant of any of the Borrower Entities under the Loan Documents is expressly terminated and rescinded and that each of the Borrower Entities is obligated to, and is expected by the DVI Entities to, strictly perform and comply with all of such obligations and covenants as provided in the Loan Documents. Nothing contained herein shall be deemed to obligate the DVI Entities to enter into any other forbearance agreements or to waive any default.

         7. GENERAL ACKNOWLEDGEMENTS. Each of the Borrower Entities hereby acknowledges and agrees as follows:

                  a. Neither this Agreement nor any other agreement entered into in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by the DVI Entities of any of their rights under the Loan Documents or at law or in equity. Without limiting the foregoing, the reference to an outstanding balance in Recital A shall not be deemed to constitute DVIFS' consent to, or otherwise permit, prepayment of the DVI Indebtedness except as may otherwise be provided for in the DVIFS Loan Documents.

                  b. Except as specifically provided herein, neither this Agreement nor any other agreement executed in connection herewith or in connection with any of the Loan Documents or pursuant to the terms hereof or thereof, nor any actions taken pursuant to this Agreement or such other agreement shall be deemed to cure any of the Defaults or any other events of default which may exist under the Loan Documents, or to be a waiver by the DVI Entities of the Defaults or any other existing defaults or events of default under the Loan Documents, or of any rights or remedies in connection therewith or with respect thereto, it being the intention of the parties hereto that the obligations of each of the Borrower Entities with respect to the Loan Documents are and shall remain in full force and effect, and the DVI Entities reserve all of their rights and remedies in connection herewith.

                  c. All liens, security interests, rights and remedies granted to the DVI Entities in the Loan Documents by any of the Borrower Entities are hereby renewed, confirmed and continued.

                  d. If at any time a payment or payments made by any of the Borrower Entities to any of the DVI Entities hereunder or under any of the Loan Documents are subsequently invalidated, declared to be fraudulent or preferential, and are set aside or are required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made.

         8. DEFAULT. Occurrence of any one or more of the following shall constitute a default hereunder and under each of the Loan Documents (each an "EVENT OF DEFAULT"):

                  a. A court enters a decree or order for relief in respect of any of the Borrower Entities in an involuntary case under any applicable bankruptcy, insolvency, or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) of any of the Borrower Entities or for any substantial part of any of their property, or orders the windup or liquidation of any of the Borrower Entities' affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against any of the Borrower Entities and is pending for sixty (60) days without dismissal;

                  b. Any of the Borrower Entities commences a voluntary case under any applicable bankruptcy, insolvency or other similar law then in effect, makes any general assignment for the benefit of creditors, or takes corporate action in furtherance of any of the foregoing;

                  c. The failure of any of the Borrower Entities to comply with the terms of this Agreement in any material respect; or

                  d. All of any part of the Collateral or any other assets of any of the Borrower Entities is attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of a receiver, trustee, custodian or assignee for the benefit of creditors.

         9. ADDITIONAL COLLATERAL.

                  a. ACCOUNTS RECEIVABLE. In addition to the Collateral (as defined in the DVIFS Loan Documents), each of the Borrowers hereby grants, assigns, conveys, and pledges to DVIFS as additional security for the DVIFS Indebtedness a security interest and lien upon any and all of its right, title and interest in all present and future "accounts" including, without limitation, "health-care-insurance receivables", "chattel paper", "instruments", "letter-of-credit rights", "deposit accounts", "general intangibles", including "payment intangibles" and books and records relating to such accounts (as each term is defined in the Uniform Commercial Code, as amended and adopted by the Commonwealth of Pennsylvania, or, to the extent any of the DVIFS Loan Documents are governed by laws of a state other than the Commonwealth of Pennsylvania, such state's Uniform Commercial Code in effect shall apply), owned or held in the form of collateral, by each of the Borrowers, other than those Borrowers that have heretofore granted such security interest to DVIFS (all of the foregoing collateral identified herein collectively referred to as the "ACCOUNTS RECEIVABLES"); PROVIDED, HOWEVER, that with respect to the Accounts Receivable of Chalmette Imaging Associates, Medical Imaging Center of Kansas City II, HE Imaging Partners, Ltd. and Park South Imaging Center, Ltd., such grant, assignment, conveyance or pledge shall be subject to the receipt of any third party consents necessary to permit such grant, assignment, conveyance or pledge. Each of the Borrowers confirms that it shall execute any documents, instruments, and agreements reasonably required by DVIFS to evidence and perfect its interest in the Accounts Receivables. DVIBC hereby consents to the foregoing grant, assignment, conveyance and pledge of the Borrowers' Accounts Receivable to DVIFS. To the extent that certain Borrowers have previously pledged such Accounts Receivable to DVIBC, DVIBC acknowledges, consents and agrees that such Accounts Receivable are and shall be subject to the additional lien of DVIFS and waives any default under the DVIBC Loan Documents as a result of such additional lien.

                  b. EQUITY INTEREST. In addition to the Collateral (as defined in the DVIFS Loan Documents), USD hereby grants, assigns, conveys, and pledges to DVIFS as additional security for the DVIFS Indebtedness a security interest and lien upon (i) USD's present and future ownership interest in USDL Pittsburgh, Inc., a Delaware corporation, (the "EQUITY INTEREST"), (ii) all dividends, cash, securities and property issued, paid, declared and/or distributed in connection with the Equity Interest, or any portion thereof,
(iii) all cash, securities and other property paid, issued and/or distributed to or for the benefit of USD in exchange, redemption or substitution for the Equity Interest, or any portion thereof, and (iv) all other cash, securities and property paid, issued and/or distributed to or for the benefit of USD as a consequence of USD's ownership of the Equity Interest, or any portion thereof, and (v) all proceeds of the foregoing (collectively, the "EQUITY COLLATERAL"). USD confirms that it shall (i) execute any documents, instruments, and agreements reasonably required by DVIFS to evidence and perfect its interest in the Equity Collateral, and (ii) deliver to DVIFS all original certificates and instruments representing or evidencing the Equity Collateral, or any portion thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignments in blank.

                  Prior to the occurrence of an Event of Default, USD shall be entitled to (i) exercise any and all voting and other consensual rights arising under the Equity Collateral, and (ii) receive and retain any and all cash dividends, distributions and interest, declared, distributed or paid, with respect to the Equity Collateral; PROVIDED, HOWEVER, that any and all (a) non-cash dividends, distributions and interest paid or payable, (b) instruments and other property distributed with respect to, or in exchange for, the Equity Collateral; (c) cash dividends and other distributions paid or payable with respect to the Equity Collateral in connection with a partial or total liquidation or dissolution, or a reduction of capital, capital surplus or paid-in-surplus; and (d) cash distributed in respect of principal, or redemption of, or in exchange for, the Equity Collateral, shall be delivered to DVIFS to hold as Collateral (as defined in the DVIFS Loan Documents) and shall, if received by USD, be received in trust for the benefit of DVIFS, segregated from all other property or funds of USD, and delivered to DVIFS in the same form as so received (with any necessary documents, endorsements or assignments in blank with guaranteed signature(s)).

                   Upon the occurrence and during the continuation of an Event of Default, DVIFS, shall have the right, upon notice to USD and in accordance with and to the extent permitted by law, (i) to terminate all rights of USD to exercise voting and other consensual rights and receive dividends, distributions and interest payments with respect to the Equity Collateral; and (ii) to exercise all voting and other consensual rights, and to receive and hold as Collateral (as defined in the DVIFS Loan Documents) all such dividends, distributions and interest payments, such dividends, distributions and interest payments to be applied against the Borrower Entities' obligations to DVIFS in accordance with the terms of the DVIFS Loan Documents.

         10. ADDITIONAL COVENANTS. In addition to all of the covenants contained in the DVIFS Loan Documents, each of the Borrower Entities shall provide to DVIFS (a) on the 30th day of each month, commencing August 30, 2001 and continuing thereafter through October 30, 2001, a schedule of the combined and consolidated accounts receivable and accounts payable of the Borrower Entities, and all receipts and disbursements relating thereto, for the immediately preceding month, all certified as to accuracy by the chief financial officer of USD, and (b) all information reasonably requested by DVIFS with respect to any account debtor. By way of example, on August 30, 2001, the Borrower Entities will provide DVIFS with the monthly report for the month of July, 2001. The foregoing monthly reports shall be delivered by overnight courier to DVIFS addressed as follows:

                           DVI Financial Services Inc.
                           2500 York Road
                           Jamison, PA 18929
                           Attn:   Raymond Fear
                                   Joseph Malott

         11. RELEASE. DVIFS has recently approved the financing of a transaction whereby Lutz Radiology Corporation ("LUTZ") will acquire all the stock of Meditek-ICOT, Inc. ("MEDITEK"). Upon the consummation of such transaction, the DVI Entities will release Meditek from its obligations hereunder; PROVIDED, HOWEVER, that the DVI Entities shall retain their lien on any of Meditek's Accounts Receivables and other assets constituting Collateral (as defined in the Loan Documents) that are not sold to Lutz as part of such transaction.

         12. COMMUNICATIONS AND NOTICES. Except as otherwise provided in SECTION 10 above, all notices, requests and other communications made or given in connection with this Agreement or under the Loan Documents shall be made in accordance with the respective Loan Documents to which each of the Borrower Entities is a party.

         13. TIME OF ESSENCE. Time is of the essence of this Agreement.

         14. INCONSISTENCIES. Except as otherwise specifically provided herein, to the extent of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Loan Documents, the terms and conditions of this Agreement shall prevail. All terms and conditions of any of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto.

         15. BINDING EFFECT. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         16. SEVERABILITY. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         17. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

         18. MODIFICATIONS. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

         19. LAW GOVERNING. This Agreement has been made and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth (without giving effect to principles of conflicts of law).

         20. HEADINGS. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

         21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         22. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto concerning the subject matter set forth herein and supersedes all prior or contemporaneous oral and/or written agreements and representations not contained herein concerning the subject matter of this Agreement.

         23. WAIVER OF RIGHT TO TRIAL BY JURY. THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF THE BORROWER ENTITIES WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT

OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER ENTITIES TO WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE BORROWER ENTITIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the day and year first above written.

USD:                                   U.S. Diagnostic, Inc., a Delaware
                                       corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


THE BORROWERS:                         Advanced Medical Imaging Center, Inc.,
                                       a Delaware corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       HE Imaging Partners Ltd., a Delaware
                                       corporation



                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO

                                       San Francisco MRI, Inc., a Delaware
                                       corporation



                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       South Coast Radiologists Corp., a
                                       Delaware corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       Imaging Center of Orlando, a Delaware
                                       corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       First Coast Imaging, Inc., a Delaware
                                       corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       USDL Pittsburgh, Inc., a Delaware
                                       corporation



                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO

                                       USD Dayton, Inc., a Delaware corporation



                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       LB Imaging Center, Inc., a Delaware
                                       corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO



                                       Community Radiology of Virginia, Inc.,
                                       a Delaware corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO



                                       Meditek-ICOT, Inc., a Delaware
                                       corporation,


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       Mica Imaging, Inc., a Delaware
                                       corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       Meditek-Palm Beach Gardens, Inc., a
                                       Delaware corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO

                                       Meditek-Premier, Inc., a Delaware
                                       corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       Long Beach Medical Imaging Center,
                                       a Delaware corporation


                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


                                       Affiliated Medical Imaging Network, Inc.



                                       By: /s/ Leon F. Maraist
                                           -------------------------------------
                                       Name:  Leon F. Maraist
                                       Title: President, CEO


DVI ENTITIES:                          DVI Financial Services Inc.



                                       By: /s/ Richard E. Miller
                                           -------------------------------------
                                       Name:  Richard E. Miller
                                       Title: President



                                       DVI Business Credit Corporation

                                       By: /s/ Richard E. Miller
                                           -------------------------------------
                                       Name:  Richard E. Miller
                                       Title: Vice President